UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2014 (May 27, 2014)

TIER REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

75248

(Address of principal executive offices)

(Zip Code)

972-931-4300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 27, 2014, Thomas P. Simon, our senior vice president — capital markets and treasurer, notified us that he intends to retire and submitted his resignation effective June 30, 2014.

(c) Effective May 27, 2014, the board of directors of TIER REIT, Inc. (which may be referred to herein as the “Company,” “we,” “our,” or “us”) appointed Scott W. Fordham as our chief executive officer.  Mr. Fordham, 46, will continue to serve as our president.  Mr. Fordham has more than 20 years of experience in corporate finance and accounting with an emphasis on capital markets, financial forecasting and strategy, and accounting practices for public companies.  His experience includes over 20 years in the real estate industry and more than 17 years with real estate investment trusts.  From January 2007 until joining the Behringer organization in May 2008 to focus on the Company, he served as senior vice president and chief accounting officer for Apartment Investment and Management Company (Aimco), a publicly traded REIT (NYSE: AIV).  From November 1992 to December 2006, he held various finance and accounting positions with Prentiss Properties Trust and its successor, Brandywine Realty Trust, a publicly traded REIT (NYSE: BDN), and served as chief accounting officer from May 2004 to December 2006.  Mr. Fordham was also previously employed by PricewaterhouseCoopers LLP.  Mr. Fordham is a certified public accountant and received a bachelor of business administration degree in accounting from Baylor University.

In connection with his appointment as chief executive officer, the Company and Tier Operating Partnership LP (the “Operating Partnership”) entered into a First Amendment to Employment Agreement with Mr. Fordham (the “Fordham Amendment”).  The Fordham Amendment provides for (1) a new annual base salary of $525,000, which will be redetermined annually and may not be reduced without his consent; (2) a new term through May 31, 2017, which will automatically continue for an additional one-year period unless either party provides 60 days written notice of non-renewal prior to the expiration of the initial term; and (3) clarification of the calculation of the target annual amount for his long-term incentive award.  The Fordham Amendment was approved by the board of directors of the Company, based upon the recommendation of the compensation committee of the board.  In determining the terms of the Fordham Amendment, the compensation committee reviewed competitive compensation materials provided by its independent compensation consultant.

The information set forth herein with respect to the Fordham Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Fordham Amendment, which is filed as Exhibit 10.1 hereto and is incorporated into this Current Report by reference.

Effective May 27, 2014, our board of directors appointed Dallas E. Lucas, 52, as our chief financial officer.  Most recently, Mr. Lucas served as chief financial officer of Intrawest ULC from July 2012 to October 2013.  Prior to joining Intrawest, Mr. Lucas was a founding partner of Pacshore Partners, a Los Angeles-based real estate investment company.  He also served as chief executive officer and president and as a director of Pacific Office Properties Trust, Inc., a publicly traded REIT, from September 2007 to August 2009.  He served as executive vice president and chief financial officer of Maguire Properties, Inc., a publicly traded REIT, from July 2002 to March 2007, and he served as chief financial officer and vice president and as a director of NorthStar Capital Investment Corp. from August 1998 to July 2002.  From December 1993 to August 1998, he served as senior vice president and chief financial officer of Crescent Real Estate Equities Inc., a publicly traded REIT.  He began his career as an auditor with Arthur Andersen & Company in 1984 until joining Crescent in 1993.  He received a bachelor of business administration degree in accounting from the University of Oklahoma.

In connection with his appointment as chief financial officer, the Company and the Operating Partnership entered into an Employment Agreement with Mr. Lucas (the “Employment Agreement”).

The Employment Agreement was approved by the board of directors of the Company, based upon the recommendation of the compensation committee of the board.  In determining the terms of the Employment Agreement, the compensation committee reviewed competitive compensation materials provided by its independent compensation consultant.

The Employment Agreement provides for a term commencing May 27, 2014, and ending May 31, 2017, which will automatically continue for an additional one-year period unless either party provides 60 days written notice of non-renewal prior to the expiration of the initial term.

Compensation.  During the term of the Employment Agreement, the Company will pay Mr. Lucas an annual base salary of $350,000, which will be redetermined annually and may not be reduced without his consent.  In addition, during the term of the Employment Agreement, Mr. Lucas will be eligible to receive cash incentive compensation as determined by the compensation committee of our board with target annual incentive compensation equal to 100% of his base salary, prorated for 2014.  The cash incentive compensation will be predicated on the objective corporate measures set by the compensation committee, as well as individual performance measures.  The amount of cash incentive compensation awarded to Mr. Lucas each year must be reasonable in light of the contributions made for the year in relation to the contributions made and incentive compensation awarded to other senior executives of the Company for the same year.

During the term of the Employment Agreement, Mr. Lucas also will be eligible to receive equity awards under the Company’s 2005 Incentive Award Plan, as amended, and any other successor plan, at the discretion of the compensation committee.  Mr. Lucas’ target annual long-term incentive award will be equal to 100% of his combined base salary plus his target annual cash incentive compensation. The amount of each equity award granted must be reasonable in light of the contributions made, or anticipated to be made, for the period for which that equity award is made.

Payments Upon Termination.  Under the Employment Agreement, we are required to provide any earned compensation and other vested benefits to Mr. Lucas in the event of a termination of employment.  In addition, Mr. Lucas will have the right to additional compensation and benefits depending upon the manner of termination of employment, as summarized below.

During the term of Mr. Lucas’ Employment Agreement, we or the Operating Partnership may terminate the agreement with or without “cause,” defined as, among other things, his dishonest or fraudulent action, willful misconduct or gross negligence in the conduct of his duties to us, or his material uncured breach of the Employment Agreement.  In addition, Mr. Lucas may terminate his Employment Agreement for “good reason,” defined as, among other things, a material breach of the Employment Agreement by the Company or the Operating Partnership.  If his employment is terminated by the Company or the Operating Partnership without “cause” or by him with “good reason:”

•                  we will pay a lump sum in cash in an amount equal to the product of: (1) a “Severance Multiple,” equal to 2.25 for Mr. Lucas; and (2) the sum of: (a) his base salary; and (b) the greater of: (i) his target annual cash incentive compensation; or (ii) the average of the annual cash incentive compensation received by him during the term of the Employment Agreement;

•                  all equity awards with time-based vesting will immediately vest in accordance with their terms, and each equity award with performance vesting will vest at the greater of: (1) the target amount of the award, if applicable; or (2) an amount based on our performance from the commencement of the performance period through the date of termination, multiplied by a fraction, the numerator of which will be equal to the number of days Mr.

Lucas was employed by us from the commencement of the performance period through the date of termination and the denominator of which will be equal to the total number of days in the performance period; and

•                  if he was participating in our group medical, vision and dental plan immediately prior to the date of termination, then we will pay him a lump sum payment equal to: (1) 18 times the amount of the monthly employer contribution that we made to an insurer to provide these benefits to him and his dependents in the month immediately preceding the date of termination; plus (2) the amount we would have contributed to his health reimbursement arrangement for 18 months from the date of termination if he had remained employed by us.

In the event that his employment is terminated within 18 months after the occurrence of the first event constituting a “change in control” (as defined in the Employment Agreement) of the Company or the Operating Partnership, the Employment Agreement provides that all equity awards with time-based vesting will immediately vest and each equity award with performance vesting will vest at the greater of: (1) the target amount of the award, if applicable; or (2) a prorated amount based on our performance from the commencement of the performance period through the end of the calendar month immediately preceding the change in control.  Further, during the employment term, if within 18 months after a change in control, Mr. Lucas’ employment is terminated by the Company or the Operating Partnership without “cause” or he terminates his employment for “good reason:”

•                  we will pay Mr. Lucas a lump sum in cash in an amount equal to the product of: (1) the Severance Multiple; and (2) the sum of (a) his current base salary (or his base salary in effect immediately prior to the change in control, if higher) and (b) the greater of: (i) his target annual cash incentive compensation; or (ii) the average of the annual cash incentive compensation received by him during the term of the Employment Agreement; and

•                  if he was participating in our group medical, vision and dental plan immediately prior to the date of termination, then we will pay him a lump sum payment equal to: (1) 18 times the amount of the monthly employer contribution that we made to an insurer to provide these benefits to him and his dependents in the month immediately preceding the date of termination; plus (2) the amount we would have contributed to his health reimbursement arrangement for 18 months from the date of termination if he had remained employed by us.

Other Terms and Conditions.  During the term of the Employment Agreement and for a period of 15 months thereafter, Mr. Lucas has agreed to certain non-competition and non-solicitation provisions.  He has also agreed to certain non-disclosure and non-disparagement provisions both during and after his employment with the Company.

The information set forth herein with respect to the Employment Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Employment Agreement, which is filed as Exhibit 10.2 hereto and is incorporated into this Current Report by reference.

(e)                                  Effective May 27, 2014, the Company and the Operating Partnership entered into a First Amendment to Employment Agreement with each of William J. Reister, Telisa Webb Schelin and James E. Sharp (collectively, the “Amendments”). The Amendments provide for a new term through May 31, 2017, which will automatically continue for an additional one-year period unless either party provides 60 days written notice of non-renewal prior to the expiration of the initial term, as well as clarify the calculation of the target annual amount for long-term incentive awards.  The Amendments were approved by the board of directors of the Company, based upon the recommendation of the compensation committee of the board.

The information set forth herein with respect to the Amendments does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendments, which are filed as Exhibits 10.3, 10.4 and 10.5 hereto and are incorporated into this Current Report by reference.

Item 7.01                                           Regulation FD Disclosure.

On May 27, 2014, we issued a press release with respect to the appointment of Scott W. Fordham as chief executive officer and Dallas E. Lucas as chief financial officer.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Scott W. Fordham

10.2	Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Dallas E. Lucas

10.3	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and William J. Reister

10.4	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Telisa Webb Schelin

10.5	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and James E. Sharp

99.1	Press Release dated May 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, INC.

Date: May 27, 2014	By:	/s/ Telisa Webb Schelin
	Name:	Telisa Webb Schelin
	Title:	Senior Vice President — Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Scott W. Fordham

10.2	Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Dallas E. Lucas

10.3	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and William J. Reister

10.4	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Telisa Webb Schelin

10.5	First Amendment to Employment Agreement, effective as of May 27, 2014, by and between TIER REIT, Inc. and Tier Operating Partnership LP and James E. Sharp

99.1	Press Release dated May 27, 2014